Exhibit 10.1

EXECUTION VERSION

KFC Holding Co.

Pizza Hut Holdings, LLC
Taco Bell of America, LLC

4.75% Senior Notes due 2027

Purchase Agreement

June 12, 2017

Goldman Sachs & Co. LLC

As representative of the several Purchasers

named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC

200 West Street,

New York, New York 10282-2198

Ladies and Gentlemen:

KFC Holding Co., a Delaware corporation, Pizza Hut Holdings, LLC, a Delaware limited liability company and Taco Bell of America, LLC, a Delaware limited liability company (collectively, the “Issuers”), each a direct subsidiary of Yum Brands, Inc., a North Carolina corporation (“Parent”), propose, subject to the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $750 million principal amount of the 4.75% Senior Notes due 2027 (the “Notes”). The Notes are joint and several obligations of the Issuers, and the Issuers’ obligations under the Notes will be fully and unconditionally guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) as to the payment of principal, premium, if any, and interest, on a senior unsecured basis, jointly and severally, by Parent and each of the other guarantors listed on the signature pages of this Agreement (collectively, the “Guarantors”). Capitalized terms not otherwise defined herein have the meaning ascribed to such terms in the Preliminary Offering Memorandum (as defined below).

The net proceeds from the sale of the Securities under this Agreement will be used to pay the fees and expenses of the offering and to repay approximately $260 million outstanding under the Issuers’ revolving credit facility. The remainder will be used to make a cash distribution to the Parent to fund share repurchases, dividends to shareholders and/or repayment of indebtedness.

1.            Each of the Issuers and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Purchasers that:

(a)          A preliminary offering memorandum, dated June 12, 2017 (as amended and supplemented as of the date hereof, the “Preliminary Offering Memorandum”) has been prepared, and a final offering memorandum, dated the date of this Agreement (the “Offering Memorandum”) will be prepared, in connection with the offering of the Securities.  Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package (as defined below) or the Offering Memorandum shall be deemed to refer to and include all documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of such memorandum and incorporated by reference therein and any reference to the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed (but not furnished) with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Parent prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports” (provided that where only sections of such documents are specifically incorporated by reference, only such sections shall be considered to be part of the “Exchange Act Reports”). The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Memorandum together with the information in the Term Sheet (as defined below) and the Offering Memorandum, as of their respective dates, did not and as of the Closing Date (as defined below) will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a Purchaser through Goldman Sachs & Co. LLC expressly for use therein;

(b)          For the purposes of this Agreement, the “Applicable Time” is 4:20 p.m. (Eastern time) on the date of this Agreement; the Preliminary Offering Memorandum as supplemented by the information in the term sheet for the Securities set forth in Schedule III hereto (the “Term Sheet”), taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Supplemental Disclosure Document (as defined in Section 6(a)(i)) listed on Schedule II(a) hereto and each Permitted General Solicitation Material (as defined in Section 6(a)(i)) listed on Schedule II(c) hereto) does not conflict with the information contained in the Pricing Disclosure Package or the Offering Memorandum and each such Supplemental Disclosure Document and Permitted General Solicitation Material, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in a Supplemental Disclosure Document or Permitted General Solicitation Material in reliance upon and in conformity with information furnished in writing to the Issuers by a Purchaser through Goldman Sachs & Co. LLC expressly for use therein;

(c)          Neither Parent nor any of its subsidiaries has sustained since the date of the latest financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Offering Memorandum; and, since the respective dates as of which information is given in the Pricing Disclosure Package and the Offering Memorandum, there has not been any material change in the capital stock or long-term debt of Parent or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of Parent and its subsidiaries, taken as a whole, in each case, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Offering Memorandum;

(d)          Parent and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Preliminary Offering Memorandum (including the liens permitted under the Senior Secured Credit Facilities and the Taco Bell Securitization Notes (as defined in the Preliminary Offering Memorandum)) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Parent and its subsidiaries; and any real property and buildings held under lease by Parent and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Parent and its subsidiaries;

(e)          Parent and each of its subsidiaries has been duly incorporated, formed or organized and is validly existing and in good standing under the laws of its respective jurisdiction of formation, with power and authority (corporate, limited liability or other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent the failure to be so qualified or in good standing in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a material adverse on the business, management, financial position, stockholders’ equity or results of operations of Parent and its subsidiaries, taken as a whole (a “Material Adverse Effect”);

(f)           All of the issued shares of capital stock or other ownership interests of the Issuers and the Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock or other ownership interests of each subsidiary of the Issuers and Guarantors have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Issuers or Guarantors, as the case may be, free and clear of all liens, encumbrances, equities or claims, except for liens securing the Senior Secured Credit Facilities and the Taco Bell Securitization Notes and any other liens, encumbrances, equities that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(g)          The Securities have been duly authorized by the Issuers and the Guarantors, as applicable, and, when issued and delivered against payment therefore pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers and the Guarantors, as applicable, enforceable against the Issuers and the Guarantors, as applicable, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws of general applicability relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits provided by the indenture to be dated as of June 15, 2017 (the “Indenture”) among the Issuers, the Guarantors and The Bank of New York Mellon, as Trustee (the “Trustee”), under which they are to be issued, which will be substantially in the form previously delivered to you; the Indenture has been duly authorized by each of the Issuers and the Guarantors and, when executed and delivered by each of the Issuers, the Guarantors and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable against each of the Issuers and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Offering Memorandum and will be in substantially the form previously delivered to you;

(h)          Each of the Issuers and the Guarantors has all requisite corporate, limited liability company or other power and authority, as the case may be, to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by each of the Issuers and the Guarantors.

(i)            None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(j)            Prior to the date hereof, none of the Issuers, the Guarantors or any of their respective affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of any of the Issuers in connection with the offering of the Securities;

(k)          The issue and sale of the Securities and the compliance by the Issuers and the Guarantors, as applicable, with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated and the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Memorandum (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Issuers or Guarantors or any of their respective subsidiaries is a party or by which any of the Issuers, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of any of the Issuers, the Guarantors or any of their respective subsidiaries is subject, and (ii) nor will such action result in any violation of the provisions of (a) the Certificate of Incorporation or By-laws or equivalent organizational documents of any of the Issuers or Guarantors or (b) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Issuers, the Guarantors or any of their respective subsidiaries or any of their properties, except in the case of clauses (i) and (ii)(b) for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and that would not materially impair or prevent the consummation of the transactions contemplated by this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Issuers and the Guarantors of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or by the Financial Industry Regulatory Authority (“FINRA”) in connection with the purchase and distribution of the Securities by the Purchasers and except for any such consent, approval, authorization, order, registration or qualification that the failure to obtain or make would not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect and that would not materially impair or prevent the consummation of the transactions contemplated by this Agreement;

(l)            Neither Parent nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or equivalent organizational document or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) for any such default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and that would not materially impair or prevent the consummation of the transactions contemplated by this Agreement;

(m)      The statements set forth in the Preliminary Offering Memorandum and the Offering Memorandum (i) under the caption “Description of Notes”, insofar as they purport to constitute a summary of the terms of the Securities and the Indenture, are fair and accurate summaries in all material respects and (ii) under the captions “Certain Relationships and Related Party Transactions” and “Description of Certain Other Indebtedness,” insofar as they purport to constitute a summary of the material terms of the provisions of existing agreements described therein, under the caption “Material U.S. Federal Income Tax Considerations” and “Plan of Distribution,” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are fair and accurate summaries of such provisions in all material respects; provided that the Issuers and the Guarantors do not make any representation with respect to the Purchaser Information (defined below);

(n)          Other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which Parent or any of its subsidiaries is a party or of which any property of Parent or any of its subsidiaries is the subject which, if determined adversely to Parent or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to Parent’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(o)          When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the United States Securities Act of 1933, as amended (the “Act”)) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(p)          Parent is subject to Section 13 or 15(d) of the Exchange Act;

(q)          Each of the Issuers and the Guarantors is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be, an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

(r)                                 None of the Issuers, the Guarantors or any person acting on their behalf (other than the Purchasers, as to which no representation is made) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act (other than by means of a Permitted General Solicitation, as defined below) or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and each of the Issuers, the Guarantors, any of their respective affiliates and any person acting on their behalf has complied with and will implement the “offering restrictions” within the meaning of such Rule 902;

(s)          Within the preceding six months, none of the Issuers nor any other person acting on behalf of the Issuers has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than the Securities offered or sold to the Purchasers hereunder.  The Issuers will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by any of the Issuers, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Issuers by Goldman Sachs & Co. LLC), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

(t)           The historical financial statements of Parent and its subsidiaries and the related notes thereto included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the consolidated financial position of Parent and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise stated therein). The historical financial data of Parent and its consolidated subsidiaries included in the Pricing Disclosure Package and the Offering Memorandum under the caption “Selected Historical Financial and Other Data of YUM” present fairly in all material respects the information set forth therein and such data have been compiled on a basis consistent with that of the financial statements contained in the Pricing Disclosure Package and the Offering Memorandum. The pro forma financial statements and other pro forma financial information of the Restricted Group (as defined the Preliminary Offering Memorandum) included in the Pricing Disclosure Package and the Offering Memorandum fairly present, in all material respects, the information shown therein, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Issuers and the Guarantors, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The statistical and market related data included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that Parent and its subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources;

(u)          Parent maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by Parent’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Parent’s internal control over financial reporting is effective and Parent is not aware of any material weaknesses in its internal control over financial reporting;

(v)          Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, there has been no change in Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect Parent’s internal control over financial reporting;

(w)         Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to Parent and its subsidiaries is made known to Parent’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(x)          KPMG LLP, which has audited certain financial statements of Parent and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(y)          None of Parent, any of its subsidiaries nor, to the knowledge of Parent, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of Parent or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom; or (v) made, offered, agreed, requested or taken an act in furtherance of any unlawful benefit, including, without limitation, any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. To the knowledge of Parent, none of Parent, any of its subsidiaries, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of Parent or any of its subsidiaries has violated or is violation of any other applicable anti-bribery or anti-corruption laws. Parent and its subsidiaries have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(z)          The operations of Parent and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over Parent or any of its subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Parent or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuers or the Guarantors, threatened;

(aa)       Neither Parent nor any of its subsidiaries or, to the knowledge of Parent, any director, officer, agent, employee or affiliate of Parent or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or other relevant sanctions authority (collectively, “Sanctions”), nor is Parent or any of its subsidiaries  located, organized or resident in a country, region or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and Parent will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country in a manner that would result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions,  or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions. For the past 5 years, Parent and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country, in each case, in a manner that would result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions.

(bb)       No material labor dispute with the employees of Parent or any of its subsidiaries exists or, to the knowledge of the Issuers and the Guarantors, is threatened or imminent; and

(cc)       Parent and its subsidiaries have made all the necessary filings and obtained all authorizations with such governmental entities necessary to carry on the business of a franchisor offering and selling franchises, except for any failure to make or obtain that would not, individually or in the aggregate, reasonably be expected to have a Material

Adverse Effect and that would not materially impair or prevent the consummation of the transactions contemplated by this Agreement. Parent and its subsidiaries are in compliance with the applicable rules, regulations and announced policies of the Federal Trade Commission and all disclosure and/or registration requirements under state or foreign franchise laws, except for any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and that would not materially impair or prevent the consummation of the transactions contemplated by this Agreement.

2.            Subject to the terms and conditions set forth herein, the Issuers and the Guarantors agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuers and the Guarantors, at a purchase price of 99.00% of the principal amount of the Notes, plus accrued interest, if any, from June 15, 2017 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

3.            Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and each Purchaser, acting severally and not jointly, hereby represents and warrants to, and agrees with the Issuers and the Guarantors that:

(a)          It will sell the Securities only to: (i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement; and

(b)          It is an institutional “accredited investor” (within the meaning of Rule 501 under the Act).

4.

(a)          The Securities to be purchased by each Purchaser hereunder will be represented by definitive global Securities in book-entry form which will be deposited by or on behalf of the Issuers with The Depository Trust Company (“DTC”) or its designated custodian.  The Issuers will deliver the Securities to Goldman Sachs & Co. LLC, for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman Sachs & Co. LLC at DTC.  The Issuers will cause the certificates representing the Securities to be made available to Goldman Sachs & Co. LLC for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017 (the “Closing Location”).  The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on June 15, 2017 or such other time and date as Goldman Sachs & Co. LLC and the Issuers may agree upon in writing.  Such time and date are herein called the “Time of Delivery”.

(b)                              The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 8(i) hereof, will be delivered at such time and date at the Closing Location, and the Securities will be delivered at the office of DTC (or its designated custodian), all at the Time of Delivery.  A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day immediately preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.                                    Each of the Issuers and the Guarantors agrees with each of the Purchasers:

(a)                              To prepare the Offering Memorandum in a form approved by you; to make no amendment or any supplement to the Offering Memorandum which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

(b)                              Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Issuers shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)                              To furnish the Purchasers with written and electronic copies of the Offering Memorandum and any amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Memorandum, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary to comply with any applicable law, rule or regulation during such same period to amend or supplement the Offering Memorandum, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance;

(d)                              During the period beginning from the date hereof and continuing until the date that is 90 days after the Time of Delivery, not to offer, issue, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any securities of the Issuers that are substantially similar to the Securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing without your prior written consent;

(e)                              Not to be or become, at any time prior to the expiration of one year after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)                                 For the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g)                              Except for such documents that are publicly available on EDGAR, to furnish to the holders of the Securities within the time period prescribed by the Commission’s rules under the Exchange Act after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of Parent and its consolidated subsidiaries certified by independent public accountants) and, within the time period prescribed by the Commission’s rules under the Exchange Act after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), to make available to its stockholders consolidated summary financial information of Parent and its subsidiaries for such quarter in reasonable detail;

(h)                              During the period of one year after the Time of Delivery, the Issuers will not, and will not permit any of their “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them (other than pursuant to a registration statement that has been declared effective under the Act);

(i)                                   To use the net proceeds received by the Issuers from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds;” and

(j)                                   In the event that Parent files any report with the Commission that is incorporated by reference into the Pricing Disclosure Package and the Offering Memorandum, such report when it is filed with the Commission will conform in all material respects to the requirements of the Exchange Act and such report will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6.

(a)                              (i)  Each of the Issuers and the Guarantors represents and agrees that, without the prior consent of Goldman Sachs & Co. LLC, it and its affiliates and any other person acting on its or their behalf (other than the Purchasers, as to which no statement is given) (x) have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Supplemental Disclosure Document”) other than the Preliminary Offering Memorandum, the Offering Memorandum, the Term Sheet and any other Supplemental Disclosure Document listed on Schedule II(a) hereto and (y) have not solicited and will not solicit offers for, and have not offered or sold and will not offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D other than any such solicitation listed on Schedule II(c) (each such solicitation, a “Permitted General Solicitation”; each written general solicitation document listed on Schedule II(c), a “Permitted General Solicitation Material”);

(ii)                                each Purchaser, severally and not jointly, represents and agrees that, without the prior consent of the Issuers and Goldman Sachs & Co. LLC, other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of securities or any Permitted General Solicitation Material, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets and any Permitted General Solicitation Material), is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”); and

(iii)                             any Supplemental Disclosure Document, Purchaser Supplemental Disclosure Document or Permitted General Solicitation Material, the use of which has been consented to by the Issuers and Goldman Sachs & Co. LLC, is listed as applicable on Schedule II(a), Schedule II(b) or Schedule II(c) hereto, respectively;

7.                                    Each of the Issuers and the Guarantors, jointly and severally, covenants and agrees with the several Purchasers that the Issuers and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers’ and the Guarantors’ counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing, reproduction and filing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Securities, the Blue Sky Memorandum, closing documents (including any compilations thereof), Permitted General

Solicitation Materials and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) all costs and expenses incurred by the Issuers and the Guarantors in connection with any “road show” presentation to potential purchasers of the Securities (including lodging, airfare and other travel related expenses of employees of the Issuers and the Guarantors); and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, all costs and expenses incurred by the Purchasers in connection with any “road show” presentation to potential purchasers of the Securities (including lodging, airfare and other travel related expenses of employees of the Purchasers) and any advertising expenses connected with any offers they may make.

8.                                    The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers and the Guarantors herein are, on the date hereof and at and as of the Time of Delivery, true and correct, the condition that each of the Issuers and the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                              Davis Polk & Wardwell LLP, counsel for the Purchasers, shall have furnished to you an opinion and 10b-5 statement, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b)                              Mayer Brown LLP, counsel for the Issuers and the Guarantors, shall have furnished to you their written opinion and 10b-5 statement, dated the Time of Delivery, in form and substance satisfactory to you, the form of which is attached hereto as Annex II.

(c)                              K&L Gates LLP, North Carolina counsel for Parent, shall have furnished to you its written opinion, dated the Time of Delivery, in form and substance satisfactory to you, the form of which is attached hereto as Annex III.

(d)                              Scott A. Catlett, Vice President and Deputy General Counsel of Parent, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, the form of which is attached hereto as Annex IV.

(e)                              On the date of the Offering Memorandum concurrently with the execution of this Agreement and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(f)                                 (i) None of the Issuers, the Guarantors nor any of their subsidiaries shall have sustained since the date of the latest financial statements included or incorporated by reference in the Pricing Disclosure Package any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package, and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package there shall not have been any change in the capital stock or long-term debt of any of the Issuers or Guarantors or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of any of the Issuers, the Guarantors and their respective subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in each of the Pricing Disclosure Package and the Offering Memorandum;

(g)                              On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded to the debt securities of Parent or any of its subsidiaries by any “nationally recognized statistical rating organization”, as that term is defined by the Commission in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of Parent or any of its subsidiaries;

(h)                              On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in Parent’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum;

(i)                                   The Purchasers shall have received an executed original copy of the Indenture;

(j)                                   The Securities shall be eligible for clearance and settlement through the facilities of DTC; and

(k)                              The Issuers and the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Issuers and the Guarantors, satisfactory to you as to the accuracy of the representations and warranties of the Issuers and the Guarantors herein, as applicable, at and as of such Time of Delivery, as to the performance by the Issuers and the Guarantors of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request.

9.                                    (a)  The Issuers and the Guarantors, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum, or any amendment or supplement thereto, any Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum or any such amendment or supplement, any Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Issuers by any Purchaser through Goldman Sachs & Co. LLC expressly for use therein (the “Purchaser Information”).

(b)                              Each Purchaser, severally and not jointly, will indemnify and hold harmless each of the Issuers and the Guarantors against any losses, claims, damages or liabilities to which any of the Issuers and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum, or any amendment or supplement thereto, or any Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering

Memorandum, the Pricing Disclosure Package, the Offering Memorandum or any such amendment or supplement, any Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Issuers by such Purchaser through Goldman Sachs & Co. LLC expressly for use therein; and each Purchaser will reimburse the Issuers and the Guarantors, as applicable, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                              Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party will not, in connection with any proceeding or substantially similar or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties. The indemnifying party will not be liable for any settlement of any claim, action or proceeding effected without its written consent, but if settled with such consent, or if there shall be a final judgment for the plaintiff (not subject to appeal), the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                              If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Issuers and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Purchasers pursuant to this Agreement.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Issuers, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), (i) no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Exchange Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e)                              The obligations of the Issuers and the Guarantors under this Section 9 shall be in addition to any liability which the Issuers and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of each of the Issuers and the Guarantors and to each person, if any, who controls any of the Issuers or Guarantors within the meaning of the Act.

10.                            (a)  If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein.  If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms.  In the event that, within the respective prescribed periods, you notify the Issuers that you have so arranged for the purchase of such Securities, or any of the Issuers notifies you that it has so arranged for the purchase of such Securities, you or the Issuers shall have the right to postpone the Time of Delivery for a period of not more than  seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments or supplements to the Offering Memorandum which in your opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)                              If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Issuers, except for the expenses to be borne by the Issuers and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

11.                            The respective indemnities, agreements, representations, warranties, rights of contribution and other statements of the Issuers, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or any Issuer, any Guarantor, or any officer or director or controlling person of an Issuer or Guarantor, and shall survive delivery of and payment for the Securities.

12.                            If this Agreement shall be terminated pursuant to Section 10 hereof, the Issuers and the Guarantors shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Issuers as provided herein, the Issuers and the Guarantors will reimburse the Purchasers through you for all expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Issuers and the Guarantors shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13.                            In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

14.                            All statements, requests, notices and agreements hereunder shall be in writing and shall be delivered or sent by mail or facsimile transmission to the parties hereto as follows:

If to the Purchasers:

c/o Goldman Sachs & Co. LLC
200 West Street, New York, NY 10282-2198
Attention: Registration Department

with a copy to:

Davis Polk & Wardwell LLP
450 Lexington Avenue, New York, NY 10017
Attention: Michael Kaplan

If to the Issuers or the Guarantors

Yum! Brands, Inc.

1900 Colonel Sanders Lane

Louisville, KY 40213

Attention:  Treasurer

with a copy to:

Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020-1001
Attention: John Berkery

provided, however, that any notice to a Purchaser pursuant to Section 9 hereof shall be delivered or sent by mail or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, which address will be supplied to the Issuers by you upon request.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

15.                            This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Issuers, the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Issuers, the Guarantors and each person who controls the Issuers, the Guarantors or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.  None of the parties to this Agreement may assign its rights and obligations hereunder without the written consent of the other parties.

16.                            Time shall be of the essence of this Agreement.

17.                            Each of the Issuers and the Guarantors acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuers and the Guarantors, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of any of the Issuers or Guarantors, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of any of the Issuers or Guarantors with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising any of the Issuers or Guarantors on other matters) or any other obligation to any of the Issuers or Guarantors except the obligations expressly set forth in this Agreement and (iv) each of the Issuers and the Guarantors has consulted its own legal and financial advisors to the extent it deemed appropriate.  Each of the Issuers and the Guarantors agrees that it will not claim that the Purchaser, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any of the Issuers or Guarantors, in connection with such transaction or the process leading thereto.

18.                            This Agreement supersedes all prior agreements and understandings (whether written or oral) between or among the Issuers, the Guarantors and the Purchasers, or any of them, with respect to the subject matter hereof.

19.       THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.  Each of the Issuers and the Guarantors agrees that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Issuers and the Guarantors agree to submit to the jurisdiction of, and to venue in, such courts.

20.       Each of the Issuers, the Guarantors and each of the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.       This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

22.                            Notwithstanding anything herein to the contrary, the Issuers and the Guarantors (and each of the Issuers’ and Guarantors’ employees, representatives and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to any of the Issuers or Guarantors relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means U.S. federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers, the Issuers and the Guarantors.  It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuers for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Remainder of Page Intentionally Blank]

Very truly yours,

For the Issuers:

KFC Holding Co.

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Pizza Hut Holdings, LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Taco Bell of America, LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

[Signature Page to Purchase Agreement]

For the Guarantors:

Yum Brands, Inc.

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Yum Restaurant Services Group, LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Restaurant Concepts LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Taco Bell Corp.

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

KFC Corporation

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

KFC US, LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

[Signature Page to Purchase Agreement]

For the Guarantors:

Pizza Hut, LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Pizza Hut of America, LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Kentucky Fried Chicken International Holdings LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Yum! Restaurants International Holdings LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Yum! Luxembourg Investments LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

Yum! International Participations LLC

By:	/s/ Keith Siegner
Name: Keith Siegner
Title: Authorized Person

[Signature Page to Purchase Agreement]

Accepted as of the date hereof:
GOLDMAN SACHS & CO. LLC

By:	/s/ Ariel Fox

Name: Ariel Fox
Title: Vice President

On behalf of each of the Purchasers

[Signature Page to Purchase Agreement]

SCHEDULE I

Principal
Amount of
Securities
to be
Purchaser	Purchased
Goldman Sachs & Co. LLC	$187,500,000
J.P. Morgan Securities LLC	97,500,000
Citigroup Global Markets Inc.	97,500,000
Wells Fargo Securities, LLC	97,500,000
Morgan Stanley & Co. LLC	75,000,000
Barclays Capital Inc.	33,750,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	26,250,000
Fifth Third Securities, Inc.	26,250,000
MUFG Securities Americas Inc.	26,250,000
ICBC Standard Bank Plc	18,750,000
ING Financial Markets LLC	18,750,000
Rabo Securities USA, Inc.	18,750,000
Scotia Capital (USA) Inc.	18,750,000
The Williams Capital Group, L.P.	7,500,000
Total	$750,000,000

SCHEDULE II

(a)                              Supplemental Disclosure Documents:

Term Sheet set forth in Schedule III hereto

Electronic Roadshow Presentation, dated June 12, 2017

(b)                              Purchaser Supplemental Disclosure Documents: None

(c)                              Permitted General Solicitation Materials: None

SCHEDULE III

KFC Holding Co.
Pizza Hut Holdings, LLC
Taco Bell of America, LLC

$750,000,000 4.75% Senior Notes due 2027

Pricing Term Sheet

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum, dated June 12, 2017 (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

Issuers:	KFC Holding Co., Pizza Hut Holdings, LLC, and Taco Bell of America, LLC (together, the “Issuers”). The Issuers are direct subsidiaries of YUM! Brands, Inc.

Guarantors:

The Issuers’ obligations under the Notes will be guaranteed by (i) YUM! Brands, Inc., (ii) Yum Restaurant Services Group, LLC, Restaurant Concepts LLC and Taco Bell Corp., each of which are also direct subsidiaries of YUM! Brands, Inc. (together, the ‘‘Specified Guarantors’’) and (iii) each of the Issuers’ and the Specified Guarantors’ domestic subsidiaries that guarantees the Issuers’ senior secured credit facilities, as described under the heading “Description of Notes” in the Preliminary Offering Memorandum.

Title of Securities:	4.75% Senior Notes due 2027 (the “Notes”)

Aggregate Principal Amount Offered:	$750,000,000

Maturity Date:	June 1, 2027

Issue Ratings (Moodys / S&P):*	[intentionally omitted]

Issue Price:	100.00%

Coupon:	4.75%

Yield to Maturity:	4.75%

Interest Payment Dates:	June 1 and December 1 of each year, commencing on December 1, 2017

Record Dates:	May 15 and November 15 of each year

Trade Date:	June 12, 2017

Settlement Date:	June 15, 2017 (T+3)

Optional Redemption:	On or after:
		Percentage
	June 1, 2022	102.375%
	June 1, 2023	101.583%
	June 1, 2024	100.792%
	June 1, 2025 and thereafter	100.000%

Equity Clawback:	Prior to June 1, 2020, up to 35% at 104.75%

Make-Whole Redemption:	Prior to June 1, 2022 at a make-whole premium based on treasury rate plus 50 basis points

Change of Control:	101% plus accrued and unpaid interest, if any

Reference Treasury	2.375% due May 15, 2027

Spread to Treasury:	T + 255 bps

Distribution:	Rule 144A / Regulation S (no registration rights)

Denominations:	$2,000 and in integral multiples of $1,000 in excess

thereof

CUSIPs/ISINs:	144A: 48250N AC9 / US48250NAC92 Reg S: U4866D AC7 / USU4866DAC75

Joint Book-Running Managers:	Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Citigroup Global Markets Inc.; Wells Fargo Securities, LLC; Morgan Stanley & Co. LLC

Senior Co-Managers	Merrill Lynch, Pierce, Fenner & Smith Incorporated; Barclays Capital Inc.; Fifth Third Securities, Inc.; MUFG Securities Americas Inc.

Co-Managers:	ICBC Standard Bank Plc; ING Financial Markets LLC; Rabo Securities USA, Inc.; Scotia Capital (USA) Inc.; The Williams Capital Group, L.P.

Note: * A security rating is not a recommendation to buy, sell or hold securities and may be subject to suspension, reduction or withdrawal at any time by the assigning rating agencies. Each rating should be evaluated independently of any other rating.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these securities or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any other jurisdiction. The Notes may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Act. Accordingly, the Notes are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Act.

This communication is being distributed in the United States solely to qualified institutional buyers, as defined in Rule 144A under the Act and outside the United States solely to non-U.S. persons, as defined under Regulation S under the Act.

This communication does not constitute an offer to sell, and is not a solicitation of an offer to buy, the Notes in any jurisdiction where the offer or sale is not permitted.

Any disclaimers or notices that may appear on this pricing term sheet below the text of this legend are not applicable to this pricing term sheet and should be disregarded. Such disclaimers may have been electronically generated as a result of this pricing term sheet being sent via, or posted on, Bloomberg or another electronic mail system.

ANNEX I

(1)                  The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act.  Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act.  Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S.  Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act.  Terms used above have the meaning given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Issuers.

(2)                  Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.  Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.  Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman Sachs & Co. LLC’s express written consent and then only at its own risk and expense.

ANNEX II

Form of Opinion of Mayer Brown

1.            Each of the Issuers and the Subsidiary Guarantors is a corporation or limited liability company, as applicable, validly existing and in good standing under the laws of the State of Delaware, except for Taco Bell Corp. which is a corporation validly existing and in good standing under the laws of the State of California.

2.                                    Each of the Issuers and the Subsidiary Guarantors has the corporate or limited liability company power, as applicable, to enter into and perform its obligations under the Purchase Agreement and the Indenture and to issue and sell the Securities and to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum.

3.                                    The Purchase Agreement has been duly authorized, executed and delivered by each of the Issuers and the Subsidiary Guarantors.

4.            The Indenture has been duly authorized, executed and delivered by each of the Issuers and the Subsidiary Guarantors and, assuming the due authorization, valid execution and delivery thereof by the Trustee and Parent, the Indenture is a valid and binding agreement of each of the Issuers and the Guarantors, enforceable against each of the Issuers and the Guarantors in accordance with its terms, except to the extent that (x) enforcement thereof may be limited by (i) the laws of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors’ rights generally (whether now or hereafter in effect), (ii) laws limiting rights of indemnity or contribution, or (iii) equitable principles of general applicability (regardless of whether enforceability is considered in a proceeding at law or in equity) and [(y) the waiver contained in Section [•] of the Indenture may be deemed unenforceable].

5.                                    The Notes have been duly authorized, issued and executed by the Issuers, and when authenticated in accordance with the provisions of the Indenture, and delivered to and paid for in accordance with the applicable provisions of the Purchase Agreement, the Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (i) the laws of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors’ rights generally (whether now or hereafter in effect), (ii) laws limiting rights of indemnity or contribution, or (iii) equitable principles of general applicability (regardless of whether enforceability is considered in a proceeding at law or in equity).

6.            The execution and delivery of the Purchase Agreement and the Indenture by the Issuers and the Guarantors, the issuance and sale of the Securities, and the performance by the Issuers and the Guarantors of their respective obligations under the Purchase Agreement, the Securities and the Indenture, as the case may be, (i) will not conflict with the Organizational

Documentsi of the Issuers and the Subsidiary Guarantors, (ii) will not conflict with, constitute a breach or violation of or default (with the passage of time or otherwise) under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Issuers and the Guarantors pursuant to any of the agreements set forth in Schedule A heretoii (the “Subject Agreements”), provided that we express no opinion in this clause (ii) as to compliance with any financial or accounting test, or any limitation or restriction expressed as a dollar (or other currency) amount, ratio or percentage in any Subject Agreement, (iii) will not result in any violation of any United States federal or New York State law, rule or regulation that, in our opinion based on our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement, other than United States federal and state securities laws and any rules and regulations of the Financial Industry Regulatory Authority (collectively, “Applicable Law”), other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, liens or encumbrance which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect or impair or prevent the ability to consummate the offering.

7.                                    No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency under Applicable Law, is required for the execution and delivery of the Purchase Agreement and the Indenture by the Issuers and the Guarantors, the issuance and sale of the Securities, and the performance by the Issuers and the Guarantors of their respective obligations under the Purchase Agreement, except for such consents, approvals, authorizations, orders, registration or filings the failure of which to obtain or make, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect or impair or prevent the ability of the Issuers and the Guarantors to consummate the offering.

8.                                    Assuming the accuracy of, and compliance with, the representations, warranties and covenants of the Issuers, the Guarantors and the Purchasers contained in the Purchase Agreement, no registration of the Securities under the Securities Act, and no qualification of the Indenture under the United States Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) with respect thereto, is required for the purchase of the Securities by the Purchasers or the initial resale of the Securities by the Purchasers to the initial purchasers therefrom in the manner contemplated by the Purchase Agreement, the Pricing Disclosure Package and the Offering Memorandum.

9.                                    Each of the Issuers and the Guarantors is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package and the final Offering Memorandum under the caption “Use of Proceeds,” will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

i   Organizational Documents will be defined to mean the articles of incorporation, bylaws, certificate of formation and management agreement, as the case may be, of the Issuers and the Subsidiary Guarantors.

ii   Schedule A to include documents filed under items 4 and 10 to Parent’s annual report on Form 10-K, subsequent quarterly report(s) on Form 10-Q and current reports on Form 8-K (that are filed, not furnished), excluding agreements/plans relating to compensation and any agreements which have been or will be terminated.

10.         The statements in the Pricing Disclosure Package and the final Offering Memorandum under the caption “Description of Notes,” insofar as they purport to summarize certain provisions of the Indenture and the Notes, are accurate summaries in all material respects.

11.         The statements in the Pricing Disclosure Package and the final Offering Memorandum under the caption “Certain Relationships and Related Party Transaction” and “Description of Certain Other Indebtedness,” insofar as they purport to summarize certain provisions of the documents referred to therein, are accurate summaries in all material respects.

12.         The statements in the Pricing Disclosure Package and the final Offering Memorandum under the caption “Certain U.S. Federal Income Tax Considerations,” insofar as such statements constitute a summary of matters of United States federal income tax law referred to therein, are accurate summaries in all material respects.

In addition, we have participated in conferences with officers and other representatives of the Issuers and the Guarantors, representatives of the independent accountants for the Issuers and the Guarantors, representatives of the Purchasers and counsel for the Purchasers, at which the contents of the Pricing Disclosure Package and the final Offering Memorandum and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package or the final Offering Memorandum (other than as provided in paragraphs 10, 11 and 12 above) and have not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to our attention that lead us to believe that (i) the Pricing Disclosure Package as of the Applicable Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) the final Offering Memorandum as of its date and the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no belief with respect to the financial statements, schedules and other financial and accounting data included or incorporated by reference in the Pricing Disclosure Package and the final Offering Memorandum.

ANNEX III

Form of Opinion of K&L Gates

1.                                    Parent is a corporation validly existing under the laws of the State of North Carolina.

2.                                    Parent (a) has the corporate power to execute, deliver and perform its obligations under the Indenture and the Purchase Agreement and to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum, (b) has taken all corporate action necessary to authorize the execution and delivery of, and the performance of its obligations under, the Indenture and the Purchase Agreement and (c) has duly executed and delivered the Indenture and the Purchase Agreement.

3.                                    The execution and delivery by Parent of the Indenture and the Purchase Agreement and the performance by Parent of its obligations thereunder do not violate its Organizational Documents.

4.                                    The execution and delivery by Parent of the Indenture and the Purchase Agreement and the performance by Parent of its obligations thereunder do not violate any applicable statute, rule or regulation of the State of North Carolina.

5.                                    Parent is not required, solely by reason of the execution and delivery by it of the Indenture or the Purchase Agreement, to obtain any approval by, consent or authorization of or make any filings with or notice to any governmental authority or pursuant to any applicable statute, rule or regulation of the State of North Carolina.

ANNEX IV

Form of Opinion of In-House Counsel

1.                                    Each of the Issuers and the Guarantors is qualified to do business in every jurisdiction where such qualification is required, except where the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

2.                                    There are no actions, suits or proceedings by or before any court, administrative agency, arbitrator or governmental authority or, to my knowledge, threatened against or affecting any of the Issuers or Guarantors (a) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or impair or prevent the ability to consummate the offering or (b) that purport to affect the validity or enforceability of the Securities and the Indenture.

3.                                    The execution and delivery of the Purchase Agreement and the Indenture by the Issuers and the Guarantors, the issuance and sale of the Securities, and the performance by the Issuers and the Guarantors of their respective obligations under the Purchase Agreement, the Securities and the Indenture, as the case may be, will not conflict with, or constitute a breach or violation of, any order, judgment or decree of any court or governmental authority that is applicable to any of the Issuers, the Guarantors or any of their respective properties, except for any such conflicts, breaches, violations which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect or impair or prevent the ability to consummate the offering.